                                                                 Exhibit 10.9(a)


      AGREEMENT made this 30th day of May, 1997 by and between Horphag Research Limited, having a registered office at 1 Le Marchant Street, St-Peter Port, Guernsey, Channel Islands ("Horphag") and Kaire International, Inc. having its principal office at 380 Lashley Street, Longmont, Colorado ("Kaire").

      WHEREAS Kaire has caused to be organized Kaire Korea Ltd., a corporation dedicated to distributing food supplement products in the Republic of Korea according to Kaire's multi-level system; and

      WHEREAS Kaire wishing to set up an office for Kaire Korea Ltd. ("Kaire Korea") in Seoul and to begin distribution operations as rapidly as possible, has requested a loan from Horphag; and

      WHEREAS Horphag is willing to make such loan on the following terms and conditions:.

      NOW THEREFORE the parties hereto agree as follows:

      1.  Kaire hereby warrants and represents to Horphag:

          a) Kaire is the legal and beneficial owner of all the capital stock of Kaire Korea and any outstanding shares of Kaire Korea are or will be upon issuance free and clear of all liens and encumbrances.

          b) The principal sales effort of Kaire Korea will be devoted to Maritime Pine, a Kaire product containing
             Pycnogenol-Registered Trademark-.

          c) Kaire will use its best efforts to see that the trademark Pycnogenol is registered in Korea as a food supplement as promptly as possible and expects this to be achieved by July 31, 1997. The bulk Pycnogenol-Registered Trademark- necessary for meeting the Korean quarantine requirements will have been imported in time to permit sales of products containing Pycnogenol-Registered Trademark-by July 31, 1997.

          d) Any of the thirty nutritional supplements to be distributed by Kaire in Korea, including that containing Pycnogenol-Registered Trademark-, will be sold to associates who will pay Kaire Korea by bank wire in advance of receiving any products.

      2. In reliance of the forgoing representations and warranties by Kaire, Horphag agrees to lend to Kaire International $500,000 on the following terms and conditions:

          a) Kaire will issue a demand promissory note in the form attached hereto.

          b) Kaire will issue a guarantee of the note in the form attached hereto and its officers, Messrs. Mangeris and Robert Richards, will issue personal guarantees in the form attached hereto.

          c) Promptly upon receipt of the funds from Horphag, Kaire will transfer them to the Korea Exchange Bank to hold the funds temporarily in a floating account with the following instructions:

             1) Upon instructions from Jac Hong Ahn or Chae
                Woo Song, attorneys-in-fact for Kaire International, Inc., (Company), please credit an amount equivalent to 444 million Won to the share subscription account of Kaire Korea, Ltd. opened at the Korea Exchange Bank, Naeja Branch, as a share subscription payment against issuance to the Company of 88,000 shares of Kaire Korea, Ltd. at a price of 5,000 Won per share.

             2) Any excess funds are to be credited to our account.

          d) Kaire International will issue to Horphag or its assignees an option to acquire 15% of the capital stock of Kaire Korea at the par value thereof, which option can be exercised any time up to 36 months from the date of issuance. Kaire Korea will be given notice fifteen days in advance of any proposed assignment by Horphag during which Kaire will have a right, which it will not exercise unreasonably, to object to the proposed transferee.

          e) To secure the obligations of the Guarantor under such Option Agreement, Guarantor shall deliver, or cause to be delivered, to lender a Pledge Agreement constituting a pledge on 15% of the outstanding shares of Kaire Korea and shall execute and deliver to Lender such other documents as Lender may reasonably require from Guarantor in order for Lender to perfect a first priority security interest in such shares.

          f) Kaire Korea will pay the principal of the note plus accrued interest in installments of $25,000 payable on August 31, 1997, $125,000 payable on September 30, 1997, $175,000 payable on October 31, 1997, and $175,000 payable on November 30, 1997. If any of these installments is not paid to Horphag within three days of each of the above dates, Horphag or its assignees will accrue an option to purchase an additional 2% of the capital stock of Kaire Korea on the same terms. If the entire promissory note is not repaid within six (6) months of the date thereof Kaire will issue to Horphag or its assignees an option to acquire the cumulative number of shares accrued through the foregoing specified defaults and a further 5% of capital stock of Kaire Korea on the same terms and conditions. If the entire loan is not repaid within a period of seven (7) months, then for each 30 day period in additional thereto that it is outstanding, Kaire Korea will issue a further such option on the same terms and conditions to Horphag or its assignees for an additional 5% of Kaire Korea capital stock, until such time as Horphag has an option on 3/4 of the capital stock of Kaire Korea. If the loan continues to be outstanding after such options granted to Horphag shall accumulate to 75% of Kaire Korea's capital stock, then Kaire itself will issue to Horphag or its assignees an option to acquire within a 36 month period 10% of the capital stock of Kaire International, Inc. at the par value thereof; if such option cannot for any reason be issued by Kaire, it will be issued by the personal guarantors, Messrs. Mangeris and Richards, jointly and severally with respect to shares of Kaire held by them.

      3. On the closing date, which shall be June 1, 1997 or such other date which is agreed upon by the parties, the parties will perform the following actions:

            a) Horphag will transfer to Kaire Korea the amount of $500,000 which Kaire Korea will transfer to the Korea Exchange Bank, Naeja-Dong Branch in Seoul, Korea to be converted to Won and placed in the Won Bank Account of Kaire Korea Ltd.

            b) Kaire Korea Ltd., Kaire International, Inc. and Messrs. Mangeris
               and Richards will deliver to Messrs. Fox & Horan at 1 Broadway, New York, New York the documents specified in paragraph 2 above.

      4. Messrs. Kim & Chang a law firm located in the Seyang Building at 223 Naeja-Dong Chongro-Ku, Seoul, Korea will execute and deliver to Messrs. Fox & Horan an opinion stating as follows:

            (i) Kaire Korea is duly organized and existing under the laws of Korea and has no shareholder other than Kaire.

            (ii) Neither the shares nor the assets of Kaire Korea are subject to liens or encumbrances.

            (iii) the options granted by Kaire relating to its shares in Kaire
                  Korea in accordance with this agreement, when duly executed and delivered will be enforceable by Horphag in Korea in accordance with their terms.

    5. All invoices issued by Kaire Korea to its associates and all monies paid for products sold by Kaire Korea to its associates or other persons will be paid into a bank account duly identified and disclosed to Horphag subject to the following restrictions:

            a) Kaire Korea shall submit to Horphag by the tenth day of each month hereunder a list of fixed and estimated variable expenses, together with a list of revenues estimated for the following month, which lists shall be verified by Kaire.

            b) Funds received in the escrow account will be retained by Kaire
               Korea up to the amount of its verified expenses;

               the balance of funds in the account will be kept in escrow until it can be remitted to Kaire International. Kaire International will segregate the funds received from Kaire Korea until the amounts due to Horphag have been paid in full.

            c) Kaire will use its best efforts to repay the funds lent by
               Horphag, together with interest thereon at the rate of 9.5% annually, as soon as possible. In any event, Kaire obligates itself to meet the payment schedule provided in the promissory note.

      6. This agreement is governed by the laws of the State of New York. Any disagreement arising thereunder which cannot be settled amicably between the parties will be submitted to arbitration in New York under the Commercial Arbitration rules of the American Arbitration Association, whose decision shall be binding on the parties, their successors and assignees and which may be enforced by any court having jurisdiction over any party whom compliance is sought thereby.

    IN WITNESS WHEREOF the parties hereto have caused their duly authorized officers to execute this agreement as of the 30th of May 1997.


KAIRE KOREA LTD.                    KAIRE INTERNATIONAL, INC.

By:                                 By:
    ------------------------            ----------------------------
     Robert L. Richards                     Robert L. Richards


HORPHAG RESEARCH LIMITED

By:
    ------------------------
     Eric de Kerret


APPROVED AND AGREED TO

By:
    ------------------------
     Nick A. Mangeris


By:
    ------------------------
     Robert L. Richards

                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT dated as of May 30, 1997 between HORPHAG RESEARCH LIMITED, having a registered office at 1 Le Marchant Street, St. Peter Port, Guernsey, Channel Islands ("Horphag"), KAIRE INTERNATIONAL, INC., having its principal office at 380 Lashley Street, Longmont, Colorado (the "Shareholder"), and KAIRE KOREA LTD., having its principal office in Seoul, Korea LTD., having its principal office in Seoul, Korea (the "Company").


                               W I T N E S S E T H

     WHEREAS, the Shareholder is the owner of all the issued and outstanding shares of the Company;

     WHEREAS, Horphag has agreed to make a loan to the Company in the amount of US$500,000 pursuant to the terms and conditions of that certain Agreement between the Shareholder and Horphag dated May 30, 1997 and the promissory note of the Company delivered in connection therewith (the "Agreement");

     WHEREAS, to secure the payment and performance of the Company under the Agreement, the Shareholder has agreed pursuant to the terms of the Agreement to grant an option to Horphag to purchase up to a certain percentage of shares of the Company;

     WHEREAS, Shareholder has agreed to pledge fifteen percent (15%) of the Capital Stock of the Company (the "Shares") for the benefit of Horphag until all amounts owing the Company under the Agreement (the "Payment Obligations") are paid in full;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

SECTION 1. PLEDGE AND SECURITY INTERESTS. In order to secure the full and punctual payment by the Company of the Payment Obligations in accordance with the terms of the Agreement, and to secure the performance of obligations of the Shareholder and the Company:

      (A) Shareholder hereby assigns, transfers and pledges to Horphag, and hereby grants to Horphag a security interest in the Shares, and the certificates representing the Shares, and all of its rights and privileges with respect to such Shares, except that the parties hereto acknowledge that Shareholder's grant of such security interest in the Shares shall not be interpreted to affect its right to vote such Shares or to receive dividends or distributions.

      (B) Shareholder hereby expressly and irrevocably instructs the Company to register on this same date in the

Company's corporate stock ledger book, the existence of this pledge of the Shares through the insertion in such book of the legend: "These shares have been pledged in favor of Horphag Research Limited, pursuant to a Pledge Agreement dated as of May 30, 1997, a copy of which is available at the offices of the Company."

     (C) Upon execution of this Agreement, Shareholder shall deliver to Horphag all stock certificates representing the Shares. Such certificates shall be in suitable form for transfer by delivery and shall be accompanied by duly executed instruments of transfer or assignments in blank, all in a form and substance satisfactory to Horphag.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER.


    Shareholder represents and warrants as follows:

      (A) It is the sole record and beneficial owner of the Shares. All of the Shares are fully paid and non-assessable and subject to no options to sell or purchase or any similar rights relating to the transfer thereof, other than Horphag's rights under this Agreement. It shall not become a party to any agreement which restricts in any manner any of the rights of any current or future holder of the Shares, without the express prior written agreement of Horphag.

      (B) Upon the recording of the security interest in the Shares in accordance with Section 1(B) of this Agreement, Horphag will have a valid and perfected security interest in the Shares. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement, or necessary for its validity or enforceability, or for the perfection or enforcement of Horphag's security interest in its shares pledged hereunder.

SECTION 3. FINANCING STATEMENT. The Shareholder expressly authorizes Horphag to file one or more financing statements in the United States or in any applicable jurisdiction naming the Company as debtor and Horphag as secured party and indicating or describing thereon the Shares and the Shareholder hereby agrees to execute at the request of Horphag any such statement or statements and all other documents as Horphag may from time to time reasonably request for the continued perfection of its respective security interest in the Shares. To the extent permitted by applicable law, Shareholder hereby authorizes and empowers Horphag to execute on its behalf any financing statement and other documents evidencing this Agreement.

SECTION 4. REMEDIES. If the Shareholder or the Company fails to comply with the terms of the Agreement, and such non-compliance continues for thirty
(30) days, Horphag shall have all the rights and remedies with respect to the Shares of a secured party under the Uniform Commercial Code (whether or not said Code is in effect where such rights and remedies are asserted) in addition to all other rights and remedies provided by law.

SECTION 5. TERMINATION. This Pledge Agreement shall terminate and the security interest created hereby shall be released upon payment in full of the Payment Obligations.

SECTION 6. NOTICES. Any notice, request, instruction or other documents to be given hereunder by any party to any other party shall be in writing and addressed to each party at the address provided herein and shall be valid upon receipt.

SECTION 7. GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the law of New York.

SECTION 8. ENTIRE AGREEMENT. This Pledge Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all previous understandings and agreements whether oral or written, among any of the parties hereto with respect to the subject matter.

SECTION 9. AMENDMENT AND WAIVER. This Pledge Agreement may be amended, modified and supplemented only by written agreement of the parties signed by their authorized representatives. The failure or refusal by any of the parties to enforce any of the terms or conditions of this Pledge Agreement or to exercise any right hereunder shall not be construed as a waiver or relinquishment of such provision or right presently or in the future.

SECTION 10. THIRD PARTY RIGHTS. The provisions of this Pledge Agreement are inserted for the sole benefit of the parties hereto and shall not inure to the benefit of any other person (other than permitted assigns of the parties) either as a third party beneficiary or otherwise.

SECTION 11. COUNTERPARTS AND HEADINGS. This Pledge Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings in this Pledge Agreement are inserted for convenience of reference only and shall not affect its meaning or interpretation.

SECTION 12. SEVERABILITY. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Pledge Agreement to be invalid or unenforceable, such holding shall not in any way affect the validity of this Pledge Agreement.

             IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed by their respective duly authorized officers as of the date first above written.


HORPHAG RESEARCH LIMITED                KAIRE INTERNATIONAL, INC.

By:                                     By:
    ----------------------                  ------------------------
Name:  Eric de Kerret                   Name:  Robert L. Richards
Title: Attorney-in-fact                 Title: CEO


KAIRE KOREA LTD.

By:
    -----------------------
Name:  Robert L. Richards
Title: President

                             EXHIBIT A


Stock Certificate number __, issued to Shareholder representing 15% of the shares of the common stock of the company.

                              STOCK OPTION AGREEMENT

    THIS STOCK OPTION AGREEMENT is made as of this 30th day of May, 1997, by and between HORPHAG RESEARCH LIMITED, having a registered office at 1 Le Marchant Street, St-Peter Port, Guernsey, Channel Islands ("Horphag"), KAIRE INTERNATIONAL, INC., having its principal office at 360 Lashley Street, Longmont, Colorado (the "Shareholder"), KAIRE KOREA, LTD., having its principal office in Seoul, Korea (the "Company"), and NICK A. MANGERIS and ROBERT L. RICHARDS, both with a business address at 380 Lashley Street, Longmont, Colorado (the "Guarantors").


                                  WITNESSETH:

    WHEREAS, the Shareholder is the owner of all the issued and outstanding shares of the Company;

    WHEREAS, Horphag has agreed to make a loan to the Company in the amount of US$500,000 pursuant to the terms and conditions of that certain Agreement between the Shareholder and Horphag dated May 30, 1997 and the promissory note of the Company delivered in connection therewith (the "Agreement");

    WHEREAS, the Agreement provides that the loan be repaid by the Company to Horphag in certain installment payments (the "Installments") according to a schedule provided therein (the "Payment Schedule");

    WHEREAS, to secure the payment and performance of the Company under the Agreement, the Shareholder has agreed pursuant to the terms of the Agreement to grant an option to Horphag to purchase up to a certain percentage of shares of the Company and the Shareholder;

    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

    1. Grant of Option. The Shareholder hereby grants to Horphag the option to purchase fifteen percent (15%) of the capital stock of the Company (the "Company Shares") at a price of 5,000 Won per share, subject to the terms and conditions of this Agreement (the "Initial Option").

    2. Additional Options. (a) If the Company fails to pay any Installment within three days of its respective due date according to the Payment Schedule, Horphag will automatically accrue an option to purchase an additional two percent of the Company Shares on the same terms as the Initial Option.

   (b) In addition to the options issued pursuant to Section 2(a), in the event that the entire amount due under the Agreement is not repaid within six
(6) months from the date hereof, Horphag will automatically accrue an option to purchase an additional five percent (5%) of the Company Shares on the same terms and conditions as the Initial Option.

   (c) In addition to the options issued pursuant to Section 2(a) and (b), in the event the entire amount due under the Agreement is not repaid within seven (7) months from the date hereof, then for each additional thirty (30) day period for which any amount under the Agreement remains outstanding, the Shareholder will issue an option to Horphag to purchase an additional five (5%) of the Company Shares on the same terms and conditions as the Initial Option, until such time as Horphag holds options to purchase a total of seventy-five percent (75%) of all the issued and outstanding Company Shares.

   (d) Any and all options issued by the Company to Horphag to purchase Company Shares, including the Initial Option shall hereinafter be referred to as the ("Company Option").

   (e) In the event Horphag holds options to purchase seventy-five percent (75%) of the Company Shares and the loan continues to be outstanding and unpaid, then after thirty (30) days Shareholder shall issue to Horphag or to its designated assignee, an option to subscribe to the number of shares of its common stock which would constitute ten percent (10%) of the issued outstanding shares of its capital stock (the "Kaire Shares" and together with the Company Shares, the "Shares") for a purchase price per share equal to the par value of such shares (the "Kaire Option" and together with the Company Option, the "Options"). If the Shareholder is unable to issue the Kaire Option for any reason whatsoever, an option with the same terms and conditions as are described in this Section 2(d) shall be issued to Horphag by the Guarantors.

   3. Term. The term of the Options shall be for a period of three (3) years, beginning on the date hereof and ending midnight on May 30, 2000, unless terminated pursuant to the provisions of this Agreement (the "Term"). Notwithstanding any other provision of this Agreement, the Options may not be exercised by any person or entity after the expiration of said term.

   4. Exercise of Options. Subject to the provisions of this Agreement, Horphag may exercise the Options at any time and from time to time during the Term. Horphag may, in its sole discretion exercise the Options for all of the relevant Shares or a portion thereof.

   Horphag shall in no event be under any obligation whatsoever or at any time to exercise either or both of the Options provided for hereunder, in whole or in part, and Horphag specifically disclaims any expression regarding its intention to exercise, or not to exercise, the Options.

     5. Method of Exercise. (a) The Options may be exercised only by delivery to Shareholder or the Guarantor, as the case may be, of a completed Option Exercise Form, to be substantially in the form attached hereto as Exhibit A (the ""Option Exercise Form"). Such delivery shall be accompanied by payment in cash or cash equivalent of the full price of the Shares being purchased.

     (b) Each certificate representing the Shares for which either of the Options is exercised shall from the date hereof contain a legend referring to any restrictions on full rights of ownership or disposition imposed by law and any restrictions imposed by this Agreement.

     6. Rights Prior to Exercise. Horphag shall have no rights or privileges as a shareholder of either the Company or the Shareholder or have any voting, dividend or liquidation or dissolution rights with request to the Shares, unless and until the Options have been exercised, in whole or in part, by delivery of the completed Option Exercise Form and payment of the full Option Price for the Shares being purchased.

     7. Deposit in Escrow. Concurrently with the execution of this Agreement, Shareholder and the Company shall execute and deliver a Pledge Agreement with regards to the Company Shares subject to the Initial Option.

     8. Severability. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Stock Option to be invalid or unenforceable, such holding shall not in any way affect the validity of this Stock Option.

     9. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns provided however, that Horphag may not assign this Agreement without the prior written consent of Shareholder. Horphag shall provide the Company with fifteen (15) days notice of its intention to assign its rights under this Agreement. The Shareholder shall have the right to reasonably object to any such assignment. If Shareholder fails to object it shall be deemed to have consented to such assignment. Any purported assignment of this Agreement without compliance with this section shall be void.

     10. Notices. Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given or delivered when delivered personally or when mailed by registered or certified mail, return receipt requested, with the first class postage prepaid to the parties at the addresses provided herein.

     11. Waiver of Breach. The failure of any party to insist, in any one or more instances, upon the performance of any of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder, including but not limited to the right to insist upon future performance of any such term, covenant or condition.

     12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     13. Entire Agreement and Amendment. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings, written or oral, with respect thereto. This Agreement may only be modified or amended by a writing signed by the party against whom enforcement is sought and no oral waiver, modification or amendment shall be effective.

IN WITNESS WHEREOF, each of the parties hereto if individuals, have duly executed, and if otherwise, have caused their respective duly authorized officer to execute, this Stock Option Agreement as of the day and year first above written.


 ----------------------------                -----------------------------
Nick A. Mangeris                            Robert L. Richards


HORPHAG RESEARCH LIMITED                    KAIRE INTERNATIONAL INC.

By:------------------------                 By:--------------------------
Name:  Eric de Kerret                       Name:  Robert L. Richards
Title: Attorney-in-fact                     Title: CEO


                                            KAIRE KOREA LTD.

                                            By:-------------------------
                                            Name:  Robert L. Richards
                                            Title: President

                                 EXHIBIT A to
                            STOCK OPTION AGREEMENT


                             OPTION EXERCISE FORM
                   (To be executed upon exercise of Options)


           The undersigned hereby irrevocably elects to exercise the right, as granted by the Stock Option Agreement by and betweeen Kaire International, Inc. (the "Shareholder"), Kaire Korea Ltd. (the "Company"), Nick A. Mangeris, Robert L. Richards, and the undersigned, dated as of May 30, 1997 (the "Stock Option Agreement"), to purchase _____ Shares of the common stock, par value [$_____] per share (the "Shares") of [the Shareholder/the Company] and herewith tenders payment for such Shares to the order of the Shareholders in the amount of specified in the Stock Option Agreement and in accordance with the terms thereof. The undersigned requests that a certificate be issued in the name of the undersigned, whose address is ____________________ and that such certificate be delivered to ___________________ whose address is ____________________________________________________. If said number of
Shares is less than all of the Shares purchasable hereunder, the undersigned hereby reserves the right to purchase the remaining balance of the Shares in accordance with the Stock Option Agreement.

           IN WITNESS WHEREOF, the undersigned has signed this Option Exercise Form as of the ___ day of __________, _____.


                                      HORPHAG RESEARCH LIMITED

                                      By:
                                          ------------------------------------

                                    GUARANTY

1. FOR VALUE RECEIVED, and in consideration of any loan, credit, draft, or other financial accommodation now or hereafter at any time made or given to KAIRE INTERNATIONAL, INC. ("Borrower") by HORPHAG RESEARCH LIMITED ("Lender"), the undersigned (hereinafter "Guarantors") hereby jointly and severally, absolutely and unconditionally guarantee on demand, in lawful money of the United States the prompt and complete payment, whether at maturity, by acceleration, demand, or otherwise, and at any and all times thereafter, of all indebtedness and other obligations of every kind and nature from Borrower to Lender, direct or indirect, absolute or contingent, due or to become due, now or hereafter existing, including, but not limited to, any amounts now or hereafter owing under that certain Agreement dated
May 30, 1997 between Lender and Borrower and the promissory note delivered in connection therewith; and in addition, Guarantors agree to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by the Lender in endeavoring to collect or enforce performance of any of such obligations, or in enforcing this Guaranty.

2. Guarantors' obligations hereunder shall be unconditional and absolute, as principal debtors and co-obligors, and without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any extension, renewal, settlement, compromise or waiver in respect of any obligation or liability of Borrower; any modification or amendment of or supplement to any agreement of Borrower with regard to any obligation or liability of Borrower; any release, exchange, non-perfection or invalidity of any direct or indirect security for any obligation or liability of Borrower; any change in the corporate structure or ownership of Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrower or Borrower's assets; the exsitence of any claim, set-off or other rights which the Guarnators may have at any time against Borrower, Lender or any other corporation or person; any invalidity or unenforceability for any reason of any agreement by Borrower relating to any obligation or liability of Borrower or any provision of applicable law or regulation purporting to prohibit payment by Borrower of any principal, interest or other amount payable in regard to any obligation or liability of Borrower; or any other act or omission to act or delay of any kind by Borrower, Lender or any other corporation or person or any other circumstance whatsoever which might but for the provisions of this paragraph, constitute a legal or equitable discharge of Guarantor's obligations hereunder.

3. The obligations of Guarantors hereunder are independent of any security for or other guaranty of the indebtedness hereby guaranteed, whether executed by the Guarantors or by any other party, and the liability of the Guarantors is not affected by (a) any other continuing or other guaranty, undertaking or liability of the undersigned or of any other party as to the indebtedness of the Borrower, or (b) any payment on, or in reduction of, any such other guaranty or undertaking; and a separate action or actions may be brought and prosecuted against any of the Guarantors whether any action is brought against the Borrower or whether the Borrower be joined in any such action or actions. The Guarantors waive the benefit of any statute of limitations affecting their liability hereunder.

4. The Guarantors hereby waive all requirements as to due diligence, presentment, demand of payment, protest and notice of any kind with respect to this Guaranty. If acceleration of the time for payment of any amount payable by Borrower to Lender is stayed upon the insolvency, bankruptcy or reorganization of Borrower, such amount otherwise subject to acceleration shall nonetheless be payable by Guarantors hereunder on Lender's demand.

5. This Guaranty shall be binding upon the Guarantors and their heirs, successors and personal representatives and shall inure to the benefit of the Lender and its successors and assigns.

6. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by the Guarantors and an officer of the Lender.

8. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws. Wherever possible, each provision of this Guaranty shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

9. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY OR THE RELATIONSHIP ESTABLISHED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, IN AN EFFORT TO EXPEDITE THE RESOLUTION OF ANY SUCH CONTROVERSY AND AVOID ADDITIONAL EXPENSE AND DELAY, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY IN ANY JURISDICTION SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the Guarantors have executed this Guaranty on the 30th day of May, 1997.


-----------------------------               ------------------------------
      Nick A. Mangeris                            Robert L. Richards


STATE OF COLORADO )
                  )ss.:
COUNTY OF         )

     The foregoing instrument was acknowledged before me this ____ day of May, 1997, by Nick A. Mangeris. Wintess my hand and official seal.


                                       -----------------------------
                                             Title of Officer

                     My commission expires:
                                           -------------------------


STATE OF COLORADO  )
                   ) ss.:
COUNTY OF          )

     The foregoing instrument was acknowledged before me this ____ day of May, 1997, by Robert L. Richards. Witness my hand and official seal.


                                       -----------------------------
                                             Title of Officer

                     My commission expires:
                                           -------------------------